Trade Notes Payable	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Trade notes payable

Note 7 – Trade notes payable

Trade notes payable do not carry a stated interest rate, but have a specific due date usually for a period of six months. These notes are negotiable documents issued by financial institutions on the Company’s behalf to vendors. These notes can either be endorsed by the vendor to other third parties as payment or can be factored to other financial institutions before becoming due. These notes are short-term in nature. As of December 31, 2020 and 2019, the Company had trade notes payable of $580,896 and Nil, respectively. As of February, 2021, the balance of trade notes payable as of December 31, 2020 had been fully settled.